                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                    Prudential Bancorp, Inc. of Pennsylvania
________________________________________________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

________________________________________________________________________________
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies: ___________

(2)  Aggregate number of securities to which transaction applies: ______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________________

(4)  Proposed maximum aggregate value of transaction: __________________________

(5)  Total fee paid ____________________________________________________________

[_]  Fee paid previously with preliminary materials: ___________________________

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: ___________________________________________________

(2)  Form, Schedule or Registration Statement No.: _____________________________

(3)  Filing Party: _________________________________________________

(4)  Date Filed: _________________________________________

[PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA LOGO]

                                                                 January 5, 2007

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Prudential Bancorp, Inc. of Pennsylvania. The meeting will be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Friday, February 9, 2007 at 11:00 a.m., Eastern Time.

     The Board of Directors unanimously recommends a vote "FOR" each of Prudential Bancorp's nominees for election as directors, Jerome R. Balka, Esq. and A. J. Fanelli, for three-year terms expiring in 2010 and ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2007. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your white proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Prudential Bancorp, Inc. of Pennsylvania is sincerely appreciated.

                                        Very truly yours,



                                        Thomas A. Vento
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                    PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
                               1834 OREGON AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19145

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

TIME......................   11:00 a.m., Eastern Time, Friday, February 9, 2007

PLACE.....................   Holiday Inn - Philadelphia Stadium
                             900 Packer Avenue
                             Philadelphia, Pennsylvania

ITEMS OF BUSINESS.........   (1)  To elect two directors for a three-year term
                                  and until their successors are elected and qualified;

                             (2) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2007; and

                             (3)  To transact such other business, as may
                                  properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE...............   Holders of Prudential Bancorp common stock of
                             record at the close of business on December 22, 2006 are entitled to vote at the meeting.

ANNUAL REPORT.............   Our 2006 Annual Report to Shareholders is enclosed
                             but is not a part of the proxy solicitation materials.

PROXY VOTING..............   It is important that your shares be represented and
                             voted at the meeting. You are urged to vote your shares by completing and returning the white proxy card sent to you. Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone. If
                             Internet or telephone voting is available to you, voting instructions are printed on the voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             Regina Wilson
                             CORPORATE SECRETARY

Philadelphia, Pennsylvania
January 5, 2007

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
About the Annual Meeting of Shareholders ................................      1
Information with Respect to Nominees for Director, Continuing
   Directors and Executive Officers .....................................      3
      Election of Directors (Proposal One) ..............................      3
      Members of the Board of Directors Continuing in Office ............      4
      Executive Officers Who Are Not Directors ..........................      5
      Director Nominations ..............................................      5
      Committees and Meetings of the Board of Directors .................      5
      Directors' Attendance at Annual Meetings ..........................      6
      Directors' Compensation ...........................................      7
      Compensation Committee Interlocks and Insider Participation .......      7
Management Compensation .................................................      8
      Summary Compensation Table ........................................      8
      Employment Agreements .............................................      8
      Benefit Plans .....................................................      9
      Indebtedness of Management and Related Party Transactions .........     11
Report of the Compensation Committee ....................................     11
Performance Graph .......................................................     12
Beneficial Ownership of Common Stock by Certain Beneficial Owners
   and Management .......................................................     13
      Section 16(a) Beneficial Ownership Reporting Compliance ...........     14
Ratification of Appointment of Independent Registered Public
   Accounting Firm (Proposal Two) .......................................     14
      Audit Fees ........................................................     15
Report of the Audit Committee ...........................................     16
Shareholder Proposals, Nominations and Communications with the
   Board of Directors ...................................................     16
Annual Reports ..........................................................     17
Participants in the Solicitation ........................................     17
Other Matters ...........................................................     18
Appendix A - Transactions in Prudential Bancorp's Securities in
   the Last Two Years ...................................................    A-1

                                 PROXY STATEMENT
                                       OF
                    PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

                               -------------------

--------------------------------------------------------------------------------
                    ABOUT THE ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

     GENERAL. This proxy statement is furnished to holders of common stock of Prudential Bancorp, Inc. of Pennsylvania, the parent holding company of Prudential Savings Bank. Our Board of Directors is soliciting proxies to be used at the Annual Meeting of Shareholders to be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Friday, February 9, 2007 at 11:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about January 5, 2007.

     PROXY CONTEST PENDING. You may have received proxy soliciting materials from the Stilwell Group in opposition to management of Prudential Bancorp. The Nominating and Corporate Governance Committee, consisting of independent, outside directors unanimously approved the nomination of Messrs. Balka and Fanelli as directors of Prudential Bancorp. We urge shareholders not to return the proxy from the Stilwell Group. Your Board of Directors urges you to vote for our nominees for director, Jerome R. Balka, Esq. and A. J. Fanelli. We are not responsible for any information provided by or relating to the Stilwell Group contained in any proxy materials filed or disseminated by the Stilwell Group or any other statement they make.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Prudential Bancorp and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

     Only our shareholders of record as of the close of business on the record date for the meeting, December 22, 2006, are entitled to vote at the meeting. On the record date, we had 12,017,750 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

HOW DO I SUBMIT MY PROXY?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, COULD MY BROKER AUTOMATICALLY VOTE MY SHARES FOR ME?

     Your broker may vote in his or her discretion on the election of directors and ratification of our independent registered public accounting firm if you do not furnish instructions and such proposals are not subject to a counter-solicitation. If, however, there is a proxy contest, your broker will not be able to vote your shares without receiving instructions from you. Shares that are not voted by brokers are called "broker non-votes."

CAN I ATTEND THE MEETING AND VOTE MY SHARES IN PERSON?

     All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in "street name," then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your white proxy form.

     o First, you may send a written notice to our Corporate Secretary, Ms. Regina Wilson, Prudential Bancorp, Inc. of Pennsylvania, 1834 Oregon Avenue, Philadelphia, Pennsylvania 19145, in advance of the meeting stating that you would like to revoke your proxy.

     o Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

     o Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

     If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Deloitte & Touche LLP, our independent registered public accounting firm for fiscal 2007.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     The election of directors will be determined by a plurality of the votes cast at the annual meeting. The two nominees for director receiving the most "for" votes will be elected directors for a three-year term expiring in 2010, and until their successors are elected and qualified. The affirmative vote of a majority of the total votes cast at the annual meeting is required for approval of the proposal to ratify the appointment of Deloitte & Touche LLP for fiscal 2007. Under the Pennsylvania Business Corporation Law, abstentions do not constitute votes cast and will not affect the vote required for the proposal to ratify the appointment of the independent registered public accounting firm. If there is a proxy contest, broker non-votes are not considered to be votes cast under the Pennsylvania Business Corporation Law and will have no effect on the proposals to elect directors and ratify the appointment of the independent registered public accounting firm.

     As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," Prudential Mutual Holding Company owns a majority of our outstanding common stock. The Mutual Holding Company intends to vote all of the shares it owns for the nominees for director and for the ratification of the appointment of Deloitte & Touche LLP, thereby ensuring a quorum at the annual meeting, and that each of such proposals will be adopted.

--------------------------------------------------------------------------------
          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
                        DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

ELECTION OF DIRECTORS (PROPOSAL ONE)

     Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. At this annual meeting, you will be asked to elect two directors for a three-year term expiring in 2010, and until their successors are elected and qualified.

     Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Balka and Fanelli as directors. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Fanelli, Mulcahy, Packer and Judge are independent directors as defined in the Nasdaq listing standards.

     Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     As of the date of this proxy statement, the Stilwell Group had filed proxy soliciting materials in opposition to management of Prudential Bancorp. Therefore, you may receive proxy soliciting materials from persons other than the Company. The Board of Directors unanimously recommends a vote for the election of the Company's nominees FOR election as directors.

           PLEASE MARK YOUR VOTE ON THE ENCLOSED WHITE PROXY CARD AND
               RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE

     The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of Prudential Savings Bank. For certain directors, the indicated period of service as a director includes service as a director of Prudential Savings Bank prior to the organization of Prudential Bancorp in 2004. Ages are reflected as of September 30, 2006.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2010

                                  Position with Prudential Bancorp and            Director
       Name             Age   Principal Occupation During the Past Five Years       Since
---------------------   ---   -------------------------------------------------   --------
Jerome R. Balka, Esq.    77   Director. Solicitor of Prudential Savings Bank.       2000
                              Partner, Balka & Balka, a law firm, Philadelphia,
                              Pennsylvania.

A. J. Fanelli            69   Director. Self-employed owner of a public             2005
                              accounting practice, Philadelphia, Pennsylvania.

               THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                     ELECTION OF OUR NOMINEES FOR DIRECTOR.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                      DIRECTORS WHOSE TERM EXPIRES IN 2008

                                  Position with Prudential Bancorp and            Director
       Name             Age   Principal Occupation During the Past Five Years       Since
---------------------   ---   -------------------------------------------------   --------
Francis V. Mulcahy       73   Director. Residential real estate appraiser and      2005
                              broker, Media, Pennsylvania.

Joseph W. Packer, Jr.    78   Chairman of the Board since October 1992.            1979
                              Presently retired. Former President and Chief
                              Executive Officer of Prudential Savings Bank.

                      DIRECTORS WHOSE TERM EXPIRES IN 2009

                                  Position with Prudential Bancorp and            Director
       Name             Age   Principal Occupation During the Past Five Years       Since
---------------------   ---   -------------------------------------------------   --------
John P. Judge            86   Director. Presently retired. Former President of      1983
                              Continental Savings and Loan Association,
                              Philadelphia, Pennsylvania, prior to its merger
                              with Prudential Savings Bank in 1983.

Thomas A. Vento          72   Director. President of Prudential Savings Bank        1992
                              since 1992 and President and Chief Executive
                              Officer since 1993.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth below is certain information with respect to current executive officers of Prudential Bancorp and its subsidiaries who are not directors. Ages are reflected as of September 30, 2006.

      Name          Age       Principal Occupation During the Past Five Years
-----------------   ---   ------------------------------------------------------
Joseph R. Corrato    45   Executive Vice President and Chief Financial Officer
                          of Prudential Bancorp since 2005 and Prudential
                          Savings Bank since 1997. Mr. Corrato joined Prudential
                          Savings Bank in 1978 and served in a variety of positions including Treasurer and Controller prior to becoming Executive Vice President in 1997.

David H. Krauter     65   Vice President and Chief Lending Officer of Prudential
                          Savings Bank since 1999 and Vice President since 1992.

Jack E. Rothkopf     43   Controller of Prudential Savings Bank since January
                          2006. Prior thereto, Mr. Rothkopf served as Assistant
                          Vice President of Popular Financial Holdings, Marlton,
                          New Jersey from October 2000 to January 2006.

DIRECTOR NOMINATIONS

     Nominations for director of Prudential Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are ratified by the entire Board. In November 2004, the Board of Directors adopted a written charter which is available on our Website at www.prudentialsavingsbank.com. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the Securities and Exchange Commission), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended September 30, 2006, the Board of Directors of Prudential Bancorp met 13 times. No director of Prudential Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

     MEMBERSHIP ON CERTAIN BOARD COMMITTEES. The Board of Directors of Prudential Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement. Members of our Board also serve on committees of Prudential Savings Bank, including the Budget/Finance Committee.

                                   NOMINATING
                                 AND CORPORATE
            DIRECTORS              GOVERNANCE    COMPENSATION   AUDIT
     -------------------------   -------------   ------------   -----
     A. J. Fanelli............         **              *          **
     Francis V. Mulcahy.......          *              *
     Joseph W. Packer, Jr. ...          *             **           *
     John P. Judge............          *              *           *

     ----------
     *    Member
     **   Chair

     AUDIT COMMITTEE. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors Prudential Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that none of the members of the Audit Committee meet the definition of Audit Committee Financial Expert, as such term is defined in the rules of the Securities and Exchange Commission. However, we believe it is important to note that while no one individual member of the Audit Committee has been determined to meet the technical requirements to be an Audit Committee financial expert, each of the members has had significant involvement in financial matters, two due to service as chief executive officers of financial institutions. The Audit Committee met five times in fiscal 2005. The Audit Committee charter as presently in effect was attached as Appendix A to our proxy statement for the 2006 Annual Meeting of Shareholders and is available on our Website at www.prudentialsavingsbank.com.

     COMPENSATION COMMITTEE. It is the responsibility of the Compensation Committee of the Board of Directors to, among other things, oversee Prudential Bancorp's compensation and incentive arrangements for management. No member of the Compensation Committee is a current or, other than Mr. Packer, former officer or employee of Prudential Bancorp, Prudential Savings Bank or any subsidiary. Mr. Packer served as an executive officer of Prudential Savings Bank prior to 1993. Each of the members is independent as defined in the Nasdaq listing standards. The report of the Compensation Committee with respect to compensation and benefits for the Chief Executive Officer and other executive officers is set forth on page [11]. The Compensation Committee met once in fiscal 2006.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification. Each of the members is independent as defined in the Nasdaq listing standards. The Nominating and Corporate Governance Committee met once in fiscal 2006.

DIRECTORS' ATTENDANCE AT ANNUAL MEETINGS

     Directors are expected to attend the Annual Meeting of Shareholders absent a valid reason for not doing so. All of our directors attended the prior Annual Meeting of Shareholders held in February 2006.

DIRECTORS' COMPENSATION

     We do not pay separate compensation to directors for their service on the Board of Directors of Prudential Bancorp. In fiscal 2006, members of Prudential Savings Bank's Board of Directors received an annual retainer of $20,100 if they attended 10 of the twelve regularly scheduled Board meetings; if a director did not attend at least 10 meetings, he instead received $1,675 per meeting attended of the Board, including both regular and special meetings. Such retainer increased to $21,000 for fiscal 2007 and per meeting fee increased to $1,750. Members of the Audit Committee, Executive Committee, Compensation Committee and Budget/Finance Committee receive fees of $750 per meeting attended, which will increae to $800 for fiscal 2007. As Chairman of the Board, Mr. Packer received an annual retainer of $66,300 in fiscal 2006 in addition to board and committee meeting fees. For fiscal 2007, Mr. Packer's annual retainer as Chairman will increase to $69,750, in addition to standard board and committee meeting fees. Mr. Judge receives an additional $4,500 per year for service as chairman of Prudential Savings Bank's Finance Committee, which will increase to $5,000 in fiscal 2007. As solicitor of Prudential Savings Bank, Mr. Balka received in fiscal 2006 an annual retainer of $42,600, which will increase to $45,000 in fiscal 2007. He also received the normal meeting fee for service on the Executive Committee and the normal annual Board retainer of $20,100. Board fees are subject to periodic adjustment by the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Prudential Bancorp's Compensation Committee. Messrs. Fanelli, Mulcahy, Judge and Packer, who is the Committee's Chairman, currently serve as members of the Compensation Committee.

     No person who served as a member of the Compensation Committee during fiscal 2006 was a current or, other than Mr. Packer, former officer or employee of Prudential Bancorp or Prudential Savings Bank or engaged in certain transactions with Prudential Bancorp or Prudential Savings Bank required to be disclosed by regulations of the Securities and Exchange Commission. Mr. Packer served as an executive officer of Prudential Savings Bank prior to 1993. Additionally, there were no Compensation Committee "interlocks" during fiscal 2006, which generally means that no executive officer of Prudential Bancorp served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

--------------------------------------------------------------------------------
                             MANAGEMENT COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation paid by Prudential Savings Bank (including amounts deferred, if any, to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2006, 2005 and 2004 to the President and Chief Executive Officer and three other executive officers of Prudential Savings Bank during fiscal 2006 whose salary plus bonus exceeded $100,000. Effective September 30, 2006, Ms. Cohen retired as our Vice President and Corporate Secretary. Prudential Bancorp has not paid separate cash compensation to its officers and directors.

                                                       ANNUAL COMPENSATION(1)
                                              FISCAL   ----------------------      ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR       SALARY    BONUS(2)    COMPENSATION(3)
-------------------------------------------   ------     --------   --------    ---------------
Thomas A. Vento, President and Chief           2006      $250,830    $35,801        $42,332(4)
   Executive Officer                           2005       235,513     31,350         39,665
                                               2004       220,106     23,092         35,400

Joseph R. Corrato, Executive Vice President    2006       150,000     21,410         11,505
   and Chief Financial Officer                 2005       130,000     17,306          4,325
                                               2004       115,000     12,065          6,738

Lucy R. Cohen, Vice President and              2006       112,100     16,000          9,440
   Corporate Secretary*                        2005       109,854     14,623          3,765
                                               2004       104,623     10,976          6,207

David H. Krauter, Vice President and           2006       111,500      9,947          8,400
   Chief Lending Officer                       2005       101,400      8,436          3,411
                                               2004        92,155      6,054          5,946

----------
*    Ms. Cohen retired effective September 30, 2006.

(1) Prudential Savings Bank provides various miscellaneous benefits to the named executive officers. The costs of providing such benefits to the named executive officers did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of such individuals.

(2) Represents bonuses earned in fiscal 2006, 2005 and 2004 which were paid in fiscal 2007, 2006 and 2005, respectively.

(3) Represents the fair market value on December 31, 2005, of a share of our common stock ($11.85), the date the 1,310.75, 970.89, 708.89 and 796.62 shares were allocated to the Employee Stock Ownership Plan accounts of Messrs. Vento, Corrato and Krauter and Ms. Cohen, respectively. Amounts for fiscal 2005 and 2004 represent contributions under the Prudential Savings Bank 401(k) Plan which were discontinued in fiscal 2006.

(4) Includes for Mr. Vento an aggregate of $26,800 paid in fiscal 2006 as board or committee meeting fees.

EMPLOYMENT AGREEMENTS

     In connection with the reorganization completed in March 2005, Prudential Savings Bank entered into employment agreements with Messrs. Vento and Corrato. The employment agreements have a term of three years with respect to Mr. Vento and two years with respect to Mr. Corrato, in each case beginning on March 29, 2005. The term will be extended annually thereafter unless either Prudential Savings Bank or the executive gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended. Under the terms of the employment agreements, Messrs. Vento and Corrato received an initial annual base salary, which shall be reviewed from time to time by the board of directors. The executives are also entitled to participate in our benefit plans and programs and receive reimbursement for reasonable business expenses. Each of the employment agreements is terminable with or without cause by Prudential Savings Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good cause (as defined in the agreement) or termination by Prudential Savings Bank for cause, disability, retirement or death.

     In the event that (i) the executive terminates his employment because of failure to comply with any material provision of the employment agreement by Prudential Savings Bank or (ii) the employment agreement is terminated by Prudential Savings Bank other than for cause, disability, retirement or death, Messrs. Vento and Corrato will be entitled to the payment of two (Mr. Vento) and one (Mr. Corrato) times their respective average annual cash compensation (salary and cash bonuses) as cash severance and the maintenance until the earlier to occur of the passage of two years (Mr. Vento) or one year (Mr. Corrato) or, until the executive's full time employment with another employer, of the executive's participation in all employee benefit plans in which the executive was entitled to participate or similar plans, programs or arrangements if his continued participation is not permissible.

     In the event that the executive's employment is terminated in connection with a change in control, as defined in the employment agreements, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, Messrs. Vento or Corrato, as the case may be, will be entitled to a cash severance payment equal to three and two times their respective average annual cash compensation and the maintenance, as described above, of the employee benefit plans for three and two years, respectively, or until the executive's full-time employment with another employer that provides similar benefits. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the executives do not receive any "parachute payment" as such term is defined under Section 280G of the Internal Revenue Code. In the event of a change in control, as defined in the agreements, of Prudential Bancorp, the estimated amounts due Messrs. Vento and Corrato upon termination of employment, based solely on their current annual compensation and assuming the change of control had occurred at the end of fiscal 2006 and excluding the value of any benefit continuation, would be approximately $795,000 and $330,000, respectively.

     Although the above-described employment agreements could increase the cost of any acquisition of control of Prudential Bancorp, we do not believe that the terms thereof would have a significant anti-takeover effect.

BENEFIT PLANS

     RETIREMENT PLAN. Prudential Savings Bank participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code. Employees become eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service. For purposes of the retirement plan, a full-time employee earns one year of eligibility service when he completes 1,000 hours of service within a one-year eligibility computation period. An employee's first eligibility computation period is the one-year period beginning on the employee's date of hire. Subsequent eligibility computation periods begin on January 1 and end on December 31.

     The retirement plan provides for a monthly benefit upon a participant's retirement at the age of 65, or if later, the fifth anniversary of the participant's initial participation in the retirement plan (i.e., the participant's "normal retirement date"). A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 45 and is partially or fully vested under the terms of the retirement plan. Benefits received prior to a participant's normal retirement date are reduced by certain factors set forth in the retirement plan. Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

     The following table indicates the annual retirement benefit that would be payable under the retirement plan upon retirement at age 65 to a participant electing to receive his or her retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service.

                                   YEARS OF BENEFIT SERVICE
 FINAL AVERAGE    ---------------------------------------------------------
EARNINGS (1)(2)      15        20        25        30        35        50
---------------   -------   -------   -------   -------   -------   -------
   $ 50,000       $11,250   $15,000   $18,750   $22,500   $26,250   $37,500
     75,000        16,875    22,500    28,125    33,750    39,375    56,250
    100,000        22,500    30,000    37,500    45,000    52,500    75,000
    125,000        28,125    37,500    46,875    56,250    65,625    93,750
    150,000        33,750    45,000    56,250    67,500    78,750   112,500
    175,000        39,375    52,500    65,625    78,750    91,875   131,250
    200,000        45,000    60,000    75,000    90,000   105,000   150,000
    225,000        50,625    67,500    84,375   101,250   118,125   168,750
    250,000        56,250    75,000    93,750   112,500   131,250   175,000

----------
(1) The maximum amount of annual compensation which the retirement plan can consider in computing benefits is $220,000 in 2006, as adjusted for subsequent years pursuant to the Internal Revenue Code provisions.

(2) The maximum annual benefit payable under the retirement plan in 2006 is $175,000, as adjusted for subsequent years pursuant to the Internal Revenue Code provisions.

     The approximate full years of credited service, as of September 30, 2006, for the named executive officers are as follows:

                      NAME                YEARS OF SERVICE
                      -----------------   ----------------
                      Thomas A. Vento            48
                      Joseph R. Corrato          21
                      Lucy R. Cohen              48
                      David H. Krauter           34

     ENDORSEMENT SPLIT DOLLAR AGREEMENTS. Prudential Savings Bank purchased insurance policies on the lives of its executive officers named in the Summary Compensation Table above, and has entered into Endorsement Split Dollar Agreements with each of those officers. The policies are owned by Prudential Savings Bank. Under the agreements with the named executive officers, upon an officer's death while he or she remains employed by Prudential Savings Bank, the officer's beneficiary will receive two times, one times in the case of Mr. Vento, the officer's salary as of the date of death. Pursuant to the terms of the agreements, Prudential Savings Bank has elected to not extend such benefits after a termination of employment. Such amounts will be funded from the receipt of the death benefits under the insurance policies on such officer's life in excess of the cash surrender value. Prudential Savings Bank will receive the full cash surrender value, which is expected to reimburse Prudential Savings Bank in full for its life insurance investment as well as the remainder, if any, in excess of the net proceeds after payments to the officer's beneficiaries.

     The Endorsement Split Dollar Agreements may be terminated at any time by Prudential Savings Bank or the officer or by Prudential Savings Bank upon the officer's termination of service to Prudential

Savings Bank. Upon termination, Prudential Savings Bank may surrender the policy and collect the cash surrender value.

INDEBTEDNESS OF MANAGEMENT AND RELATED PARTY TRANSACTIONS

     In accordance with applicable federal laws and regulations, Prudential Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

     Prudential Bancorp has established a Compensation Committee of the Board of Directors for the purpose of developing compensation policies and for setting the compensation for the Chief Executive Officer and Chief Financial Officer as well as Prudential Bancorp's other senior executive officers. These executive officers of Prudential Bancorp, who hold identical positions with Prudential Savings Bank, do not receive additional compensation for service as officers of Prudential Bancorp.

     The Compensation Committee of the Board is comprised entirely of independent directors as defined by the Nasdaq's listing standards. During the fiscal year ended September 30, 2006, the Compensation Committee of Prudential Bancorp met once in October 2005. At such time, the Compensation Committee reviewed and reassessed the base salaries under the employment agreements with each of Messrs. Vento and Corrato. Base salaries for all employees, including Messrs. Vento and Corrato, are reviewed in comparison with salary information reported for comparable positions in the annual America's Community Bankers Survey. The Compensation Committee also considers average annual salary increases reported in The Wall Street Journal. Based on the recommendation of the Compensation Committee, the base salary amounts for Messrs. Vento and Corrato were increased to $250,830 and $150,000, respectively, which represented an increase of 6.5%, and 15.4%, respectively, over their fiscal 2005 base salaries.

     At a meeting held in November 2006, the Compensation Committee also determined to award a bonus pool for employees of Prudential Savings Bank for fiscal 2006. In accordance with Prudential Savings Bank's policy, the bonus pool does not exceed 6.5% of net income, as adjusted for certain extraordinary gains or losses at the sole discretion of the Compensation Committee and totaled $250,000 for all employees. Awards to employees are generally calculated using a service factor that is based on length of service. However, for purposes of Messrs. Vento and Corrato, it is a fixed multiple. The bonus pool is then distributed proportionately based on the ratio of a participant's adjusted salary (the service factor times salary) to the aggregate amount of all participants' adjusted salaries as a percentage of the bonus pool. For fiscal 2006, Messrs. Vento and Corrato were awarded bonuses of $35,801 and $21,410, respectively, which represented 14.3% and 8.6%, respectively, of the bonus pool.

     The Compensation Committee also uses various compensation plans and arrangements, in particular, the Prudential Savings Bank Employee Stock Ownership Plan, to provide equity compensation to our executive officers in order to align their interest with those of our shareholders.

                           MEMBERS OF THE COMPENSATION COMMITTEE
                           Joseph W. Packer, Jr., Chairman    Francis V. Mulcahy
                           A. J. Fanelli                      John P. Judge

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph demonstrates comparison of the cumulative total returns for the common stock of Prudential Bancorp, the NASDAQ Composite Index and the SNL Securities Thrift Index for the periods indicated. The graph below represents $100 invested in our common stock at its closing price on March 30, 2005, the date the common stock commenced trading on the Nasdaq National Market. The cumulative total returns include the payment of dividends by Prudential Bancorp.

                                    [GRAPHIC]

                                                               PERIOD ENDING
                                 --------------------------------------------------------------------------
INDEX                            03/30/05   06/30/05   09/30/05   12/31/05   03/31/06   06/30/06   09/30/06
------------------------------   --------   --------   --------   --------   --------   --------   --------
Prudential Bancorp, Inc. of PA    $100.00    $110.36    $121.75    $121.17    $138.51    $134.82   $135.95
NASDAQ Composite                   100.00     102.75     107.66     113.43     120.67     112.21    113.94
SNL MHC Thrift Index               100.00     103.89     104.06     106.71     116.09     120.90    132.18
SNL Thrift Index                   100.00     104.98     102.32     109.12     112.93     117.61    119.11

--------------------------------------------------------------------------------
        BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT
--------------------------------------------------------------------------------

     The following table sets forth as of December 22, 2006, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock,
(ii) the directors of Prudential Bancorp, (iii) certain executive officers of Prudential Bancorp; and (iv) all directors and executive officers of Prudential Bancorp as a group.

                                                                     AMOUNT AND NATURE OF
                                                                  BENEFICIAL OWNERSHIP AS OF    PERCENT OF
NAME OF BENEFICIAL OWNER OR NUMBER OF PERSONS IN GROUP               DECEMBER 22, 2006(1)      COMMON STOCK
---------------------------------------------------------------   --------------------------   ------------
Prudential Mutual Holding Company..............................            6,910,062               57.3%
      1834 Oregon Avenue
      Philadelphia, Pennsylvania 19145

Stilwell Value Partners I, L.P. Stilwell Partners, L.P.,
   Stilwell Value LLC, Joseph Stilwell and John Stilwell.......            1,163,800(2)             9.7%
      26 Broadway Street, 23rd Floor
      New York, New York 10004

DIRECTORS:
      Jerome R. Balka, Esq.....................................               16,070(3)               *
      A. J. Fanelli............................................                1,100(4)               *
      John P. Judge............................................               10,000(5)               *
      Francis V. Mulcahy.......................................                2,000                  *
      Joseph W. Packer, Jr.....................................               20,000(6)               *
      Thomas A. Vento..........................................               21,310(7)               *

OTHER NAMED EXECUTIVE OFFICERS:
      Joseph R. Corrato........................................                4,968(8)               *
      Lucy R. Cohen**..........................................                5,796(9)               *
      David H. Krauter.........................................                2,780(10)              *

All Directors and Executive Officers as a group (10 persons) ..               84,027                0.7%

----------
* Represents less than one percent of Prudential Bancorp's outstanding common stock.

**   Ms. Cohen retired effective September 30, 2006.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Based on information contained in a Schedule 13D/A filed on October 5, 2006, with information as of October 4, 2006. The individual and entities share the voting and dispositive power with respect to all of the 1,163,800 shares they own, with the exception of John Stilwell who has sole voting and dispositive power with respect to 3,800 shares. The business address of Stilwell Value Partners I, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell is 26 Broadway, 23rd Floor, New York, New York 10004.

                                          (FOOTNOTES CONTINUE ON FOLLOWING PAGE)

----------
(3) Includes 5,000 shares held by Mr. Balka's 401(k) Plan and 70 shares held by the estate of Helen Klara for whom Mr. Balka is guardian. Also includes 1,500 shares held by the Marie Montone Drazen Trust, 400 shares held by the Lillian Montone Allen Trust, 5,000 shares held by the Balka Grandchildren Trust and 1,000 shares held by the estate of Danielle Thomas Minor, over which Mr. Balka disclaims beneficial ownership.

(4)  Includes 1,000 shares held jointly with Mr. Fanelli's spouse.

(5)  The 10,000 shares are held jointly with Mr. Judge's spouse.

(6)  Includes 10,000 shares held by Mr. Packer's spouse.

(7) Includes 20,000 shares held in Mr. Vento's account in Prudential Savings Bank's 401(k) Plan; however, for purposes of voting authority as of December 22, 2006, Mr. Vento had voting power over [18,873] shares in the 401(k) Plan, and 1,310 shares allocated to Mr. Vento's account in the Prudential Savings Bank Employee Stock Ownership Plan.

(8) Includes 480 shares held by Mr. Corrato as custodian for his children and 3,367 shares held in Mr. Corrato's account in Prudential Savings Bank's 401(k) Plan; however, for purposes of voting authority, Mr. Corrato had voting power over [3,177] shares in the 401(k) Plan, and 970 shares allocated to Mr. Corrato's account in the Prudential Savings Bank Employee Stock Ownership Plan.

(9) Includes 5,000 shares held in Prudential Savings Bank's 401(k) Plan for the benefit of Ms. Cohen; however, for purposes of voting authority, Ms. Cohen had voting power over [4,718] shares in the 401(k) Plan, and 796 shares allocated to Ms. Cohen's account in the Prudential Savings Bank Employee Stock Ownership Plan.

(10) Includes 2,072 shares held in Prudential Savings Bank's 401(k) Plan for the benefit of Mr. Krauter; however, for purposes of voting authority, Mr. Krauter had voting power over [1,955] shares in the 401(k) Plan, and 708 shares allocated to Mr. Krauter's account in the Prudential Savings Bank Employee Stock Ownership Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Prudential Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Prudential Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2006, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                         RATIFICATION OF APPOINTMENT OF
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors of Prudential Bancorp has appointed Deloitte & Touche LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2007, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

     We have been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with Prudential Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. Deloitte & Touche LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Deloitte & Touche LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Deloitte & Touche LLP is compatible with maintaining their independence. In addition to performing auditing services as well as reviewing our public filings, our independent registered public accounting firm performed tax-related services, including the completion of our corporate tax returns, in fiscal 2004. The Audit Committee believes that Deloitte & Touche LLP's performance of these other services is compatible with maintaining the independent registered public accounting firm's independence.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE
  APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC
      ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007.

AUDIT FEES

     The following table sets forth the aggregate fees paid by us to Deloitte & Touche LLP for professional services rendered by Deloitte & Touche LLP in connection with the audit of Prudential Bancorp's consolidated financial statements for fiscal 2006 and 2005, as well as the fees paid by us to Deloitte & Touche LLP for audit-related services, tax services and all other services rendered by Deloitte & Touche LLP to us during fiscal 2006 and 2005.

                                                        Year Ended September 30,
                                                        ------------------------
                                                            2006        2005
                                                          --------    --------
Audit fees (1).......................................     $195,950    $149,675
Audit-related fees (2)...............................           --     174,770
Tax fees (3).........................................           --       9,802
All other fees.......................................           --          --
                                                          --------    --------
   Total.............................................     $195,950    $334,247
                                                          ========    ========

----------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Audit-related fees primarily consist of fees incurred in connection with review of registration statements in connection with the reorganization of Prudential Savings Bank during 2005.

(3) Our principal accountant did not prepare our tax returns during fiscal 2006 or 2005, however, they assisted with calculating quarterly estimates of tax payments during fiscal 2005.

     The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Prudential Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee. On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.

     Each new engagement of Deloitte & Touche LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Prudential Savings Bank and Prudential Bancorp pursuant to federal regulatory requirements, meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

     The Audit Committee has reviewed and discussed Prudential Bancorp's audited financial statements with management. The Audit Committee has discussed with Prudential Bancorp's independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees" as amended by SAS No. 90. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Deloitte & Touche LLP, the independent auditor's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Prudential Bancorp's Annual Report on Form 10-K for fiscal year 2006 for filing with the Securities and Exchange Commission.

                                        MEMBERS OF THE AUDIT COMMITTEE


                                        A. J. Fanelli, Chairman
                                        Joseph W. Packer, Jr.
                                        John P. Judge

--------------------------------------------------------------------------------
              SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     SHAREHOLDER PROPOSALS. Any proposal which a shareholder wishes to have included in the proxy materials of Prudential Bancorp relating to the next Annual Meeting of Shareholders of Prudential Bancorp, which is expected to be held in February 2008, must be received at the principal executive offices of Prudential Bancorp, 1834 Oregon Avenue, Philadelphia, Pennsylvania 19145,
Attention: Joseph R. Corrato, Executive Vice President and Chief Financial Officer, no later than September 7, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in Prudential Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Prudential Bancorp's Bylaws. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by September 7, 2007. The notice must include the information required by Section 2.10 of our Bylaws.

     SHAREHOLDER NOMINATIONS. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Section 3.12 of our Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders or, in the case of the 2008 annual meeting, by September 7, 2007. We did not receive any shareholder nominations for this Annual Meeting.

     OTHER SHAREHOLDER COMMUNICATIONS. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania, c/o Regina Wilson, Corporate Secretary, at 1834 Oregon Avenue, Philadelphia, Pennsylvania 19145. Ms. Wilson will forward such communications to the director or directors to whom they are addressed.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

     A copy of Prudential Bancorp's Annual Report on Form 10-K for the year ended September 30, 2006 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, WE WILL FURNISH TO ANY SHAREHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO MR. JOSEPH R. CORRATO, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA, 1834 OREGON AVENUE, PHILADELPHIA, PENNSYLVANIA 19145.

--------------------------------------------------------------------------------
                        PARTICIPANTS IN THE SOLICITATION
--------------------------------------------------------------------------------

     GENERAL. Under the proxy solicitation rules of the Exchange Act, Prudential Bancorp's Chief Executive Officer, Thomas A. Vento, and Corporate Secretary, Regina Wilson, and each of Prudential Bancorp's directors may be deemed to be a "participant" in our solicitation of proxies. Information about principal occupations of directors is set forth under the section "Information with Respect to Nominees for Director, Continuing Directors and Executive Officers - Election of Directors (Proposal One)." Information about the present ownership of the voting stock by each participant, including the right to acquire shares of the voting stock is set forth under the section "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management." Information about Mr. Vento's employment agreement is set forth under the section "Management Compensation - Employment Agreements." Information about transactions between Prudential Bancorp and directors and executive officers is set forth under the section "Indebtedness of Management and Related Party Transactions." For the purpose of this proxy statement, the business address of each participant is 1834 Oregon Avenue, Philadelphia, Pennsylvania, 19145. Appendix A sets forth certain additional information about each participant's purchases and sales of our common stock since March 29, 2005, the date we completed our reorganization and initial public offering.

     OTHER INFORMATION. Except as disclosed elsewhere in this proxy statement, to the knowledge of Prudential Bancorp, no participant (1) owns of record any securities of Prudential Bancorp that are not also beneficially owned by them;
(2) is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to the securities of Prudential Bancorp, including, but not limited to, joint ventures, loan or option arrangement, puts or calls, or the giving or withholding of proxies; (3) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting; or (4) borrowed any funds to purchase any securities set forth under this section "Participants in the Solicitation." Except as disclosed elsewhere in this proxy statement, to the knowledge of Prudential Bancorp, no participant has any arrangement or understanding with any person (1) with respect to future transaction to which Prudential Bancorp or any of its affiliates will or may be a party.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     SOLICITATION OF PROXIES. The cost of the solicitation of proxies will be borne by Prudential Bancorp. Prudential Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Prudential Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Prudential Bancorp may solicit proxies personally or by telephone without additional compensation.

                                                                      APPENDIX A

     TRANSACTIONS IN PRUDENTIAL BANCORP'S SECURITIES IN THE LAST TWO YEARS. Listed below are the only purchases and sales of common stock by each participant since March 29, 2005, the date we completed our reorganization and initial public offering.

                            NUMBER OF                                        FORM OF
                             SHARES                    TRANSACTION         BENEFICIAL
        NAME            PURCHASED (SOLD)      DATE         TYPE             OWNERSHIP
---------------------   ----------------   ---------   -----------   -----------------------
Jerome R. Balka                 500        5/24/2005     Purchase      Indirect by Estate
Jerome R. Balka               3,000        3/30/2005     Purchase            Direct
Jerome R. Balka               5,000        3/29/2005     Purchase    Indirect by 401(k) Plan
Jerome R. Balka               6,900        3/29/2005     Purchase      Indirect by Trusts
Jerome R. Balka                 570        3/29/2005     Purchase      Indirect by Estates
Lucy R. Cohen                 5,000        3/29/2005     Purchase    Indirect by 401(k) Plan
Joseph R. Corrato               150        3/29/2005     Purchase            Direct
Joseph R. Corrato               477        3/29/2005     Purchase       Indirect by Sons
Joseph R. Corrato             3,370        3/29/2005     Purchase    Indirect by 401(k) Plan
A.J. Fanelli                  1,000         2/7/2006     Purchase            Direct
John P. Judge                10,000        3/29/2005     Purchase            Direct
David H. Krauter              2,072        3/29/2005     Purchase    Indirect by 401(k) Plan
Francis V. Mulcahy            2,000        12/9/2005     Purchase            Direct
Joseph W. Packer, Jr.        10,000        3/29/2005     Purchase            Direct
Joseph W. Packer, Jr.        10,000        3/29/2005     Purchase      Indirect by Spouse
Carl J. Santoro               7,500        3/29/2005     Purchase            Direct
Thomas A. Vento              20,000        3/29/2005     Purchase    Indirect by 401(k) Plan

[X] PLEASE MARK VOTES    REVOCABLE PROXY/VOTING INSTRUCTION CARD
    AS IN THIS EXAMPLE   PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

     THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2007 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania or any successors thereto, as proxies with full powers of substitution, and the trustees of the ESOP and 401(k) Plan, as applicable, to represent and vote, as designated below, all the shares of common stock of Prudential Bancorp, Inc. held of record by or allocated to the ESOP or 401(k) Plan account of the undersigned as of December 22, 2006 at the Annual Meeting of Shareholders to be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania on Friday, February 9, 2007, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.   ELECTION of directors.

     [_]   FOR   [_]   WITHHOLD   [_]   FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2010: Jerome R. Balka, Esq. and A. J. Fanelli

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

_____________________________________

2. PROPOSAL to ratify the appointment of Deloitte & Touche LLP as Prudential Bancorp's independent registered public accounting firm for the fiscal year ending September 30, 2007.

     [_]   FOR   [_]   AGAINST    [_]   ABSTAIN

3. In their discretion, the proxies/trustees are authorized to vote upon such other business as may properly come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL THE NOMINEES LISTED ABOVE AND "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP.

     THE SHARES OF PRUDENTIAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF PRUDENTIAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES/TRUSTEES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING AND YOUR VOTING INSTRUCTION CARD PRIOR TO FEBRUARY 2, 2007.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA AND THE ACCOMPANYING PROXY STATEMENT AND ANNUAL REPORT FOR THE YEAR ENDED SEPTEMBER 30, 2006, PRIOR TO THE SIGNING OF THIS PROXY/VOTING INSTRUCTION CARD.

     THIS CARD ALSO CONSTITUTES YOUR VOTING INSTRUCTIONS FOR ANY SHARES HELD IN THE EMPLOYEES' SAVINGS & PROFIT SHARING PLAN ("401(K) PLAN") AND THE PRUDENTIAL SAVINGS BANK ESOP AND THE UNDERSIGNED HEREBY AUTHORIZES THE RESPECTIVE TRUSTEES OF SUCH PLANS TO VOTE THE SHARES ALLOCATED TO THE UNDERSIGNED'S ACCOUNT(S) AS PROVIDED HEREIN. SHARES HELD IN THE ESOP AND 401(K) PLAN ALLOCATED TO PARTICIPANTS' ACCOUNTS WILL GENERALLY NOT BE VOTED UNLESS THE PROXY/VOTING INSTRUCTION CARD IS RETURNED. WITH RESPECT TO ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING, THE TRUSTEES ARE AUTHORIZED TO VOTE THE SHARES AS DIRECTED BY PRUDENTIAL BANCORP.

                                                Date

   Please be sure to sign in the box below
and date this Proxy/Voting Instruction Card.
----------------------------------------------------------------------


          Shareholder sign above         Co-holder (if any) sign above

--------------------------------------------------------------------------------
[_]                                                                          [_]

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                    PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

--------------------------------------------------------------------------------
     PLEASE SIGN THIS PROXY/VOTING INSTRUCTION CARD EXACTLY AS YOUR NAME(S)
       APPEAR(S) ON THIS PROXY/VOTING INSTRUCTION CARD. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY,
                           ONLY ONE HOLDER NEED SIGN.

                               PLEASE ACT PROMPTLY
           SIGN, DATE & MAIL YOUR PROXY/VOTING INSTRUCTION CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________________

____________________________________________

____________________________________________

                   [PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA]

January 5, 2007

To: Participants in the Prudential Savings Bank Employee Stock Ownership Plan (the "ESOP") and/or Employees' Savings & Profit Sharing Plan (the "401(k) Plan")

Re:  Instructions for voting shares of Prudential Bancorp, Inc. of Pennsylvania

     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Prudential Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Prudential Bancorp allocated to your account(s) in the Prudential Savings Bank ESOP and/or 401(k) Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and Proxy/Voting Instruction Card. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP and/or 401(k) Plan by marking, dating, signing and returning the enclosed Proxy/Voting Instruction Card in the envelope provided. IN ORDER TO BE EFFECTIVE, YOUR PROXY/VOTING INSTRUCTION CARD MUST BE RECEIVED BY REGISTRAR AND TRANSFER COMPANY NO LATER THAN FEBRUARY 2, 2007. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustee.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Prudential Bancorp. If your voting instructions are not received, the shares allocated to your ESOP and/or 401(k) Plan account(s) generally will not be voted by the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the ESOP and/or 401(k) Plan. If you also own shares of Prudential Bancorp common stock outside of the ESOP and/or 401(k) Plan, you should receive other voting material for those shares owned by you individually. Please return ALL your voting material so that all your shares may be voted.

                                        Sincerely,



                                        Thomas A. Vento
                                        PRESIDENT